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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2003

                           AGILENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                001-15405                         77-0518772
       --------                                 ---------                         ----------
(State or other jurisdiction of             (Commission File Number)       (IRS Employer Identification No.)
incorporation or organization)

                 395 PAGE MILL ROAD, PALO ALTO, CALIFORNIA 94306
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5. OTHER EVENTS.

      On January 24, 2003, Agilent Technologies, Inc. issued the press release attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits

Exhibit No.            Description
-----------            -----------
99.1                   Press release issued January 24, 2003.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AGILENT TECHNOLOGIES, INC.



                                      By:       /s/ Marie Oh Huber
                                         ---------------------------------------
                                         Name:  Marie Oh Huber
                                         Title: Vice President, Assistant
                                                Secretary and Assistant General
                                                Counsel


Date: January 24, 2003




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                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------
99.1                   Press release issued January 24, 2003.